UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
(Amendment No. 1)
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2007
NASTECH PHARMACEUTICAL COMPANY INC.
(Exact name of registrant as specified in charter)

DELAWARE (State or other jurisdiction of incorporation)	0-13789 (Commission File Number)	11-2658569 (IRS Employer Identification No.)

3830 Monte Villa Parkway Bothell, Washington (Address of principal executive offices)	98021 (Zip Code)
425-908-3600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     This Amendment No. 1 to Nastech Pharmaceutical Company Inc.’s current report on Form 8-K filed on February 12, 2007 supplements the previous filing as follows:
Explanatory Note
     On February 12, 2007, Nastech Pharmaceutical Company Inc. (the “Company”) filed a current report on Form 8-K reporting under Item 5.02 the Company’s grant of restricted stock awards to its named executive officers. The purpose of this Amendment No. 1 to Form 8-K is to revise the restricted stock award section to delete the award to Dr. Steven C. Quay, as Dr. Quay was not awarded the 12,000 shares of restricted stock pursuant to the Restricted Stock Grant Agreement as was previously disclosed.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nastech Pharmaceutical Company Inc.
(Registrant)

By:	/s/ Bruce R. York
	Name:	Bruce R. York
	Title:	Chief Accounting Officer

Dated: March 1, 2007